1Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. Investor Presentation 1st Quarter 2024 Exhibit 99.1

2 The following information is current as of April 24, 2024 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation announcing its financial results for the quarter ended March 31, 2024, the Form 10-Q for the quarter ended March 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on April 24, 2024, and subsequent reports filed with the SEC. This Presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s (as hereinafter defined) beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. These include, but are not limited to: strategies; goals and assumptions of SLM Corporation and its subsidiaries, collectively or individually as the context requires (the “Company”); the Company’s expectation and ability to execute loan sales and share repurchases; statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of any such pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the approval of our Board of Directors; the Company’s 2024 guidance; the Company’s three-year horizon outlook; the impact of acquisitions we have made or may make in the future; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors, many of which are difficult to predict and generally beyond the control of the Company, which may cause actual results to be materially different from those reflected in such forward-looking statements. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws or regulations; our ability to timely develop new products and services and the acceptance of those products and services by potential and existing customers; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; the effectiveness of our risk management framework and quantitative models; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers, or any change related thereto; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayments on the loans owned by us; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All oral and written forward-looking statements attributed to the Company are expressly qualified in their entirety by the factors, risks, and uncertainties set forth in the foregoing cautionary statements, and are made only as of the date of this Presentation or, where the statement is oral, as of the date stated. We do not undertake any obligation to update or revise any forward-looking statements to conform to actual results or changes in our expectations, nor to reflect events or circumstances that occur after the date on which such statements were made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements discussed. Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD LOOKING STATEMENTS

3 $285M GAAP Net Income attributable to common stock in Q1 2024. $1.27 Q1 2024 GAAP diluted earnings per common share. 5.49% Net interest margin for Q1 2024; down from 5.70% in Q1 2023. $143M Gain on sale of loans in Q1 2024; coupled with related allowance release of $133 million results in $0.92 of diluted earnings per common share. $160M Total operating expenses in Q1 2024, as compared to $155M in the year-ago quarter. 1st Quarter 2024 Highlights $2.6B Private Education Loan Originations in Q1 2024 as compared to $2.4 billion in the year-ago quarter; 6% growth year-over-year. 6.1% Private Education Loan allowance as a percentage of the ending total loan balance and accrued interest to be capitalized, down from 6.4% in the year-ago quarter. $0.11 Common stock dividend paid in Q1 2024. 66% Return on Common Equity(1), for quarter ended March 31, 2024. 13.5% Total risk-based capital ratio; CET1 capital ratio of 12.3%. 1.3M Shares repurchased in Q1 2024 under the 2024 share repurchase program at an avg. price of $20.32 per share; $623 million left under repurchase program authorization as of March 31, 2024. Balance Sheet & Capital Allocation Income Statement & Earnings Summary

4 $12M Q1 2024 provision for credit losses was $145 million, which was a 26% increase from the year-ago period. This increase was related to volume and prepayment assumption updates and was offset by a release of $133 million associated with the loan sale completed during the quarter. 3.41% Percentage of Private Education Loans delinquent 30+ days for Q1 2024. 2.70% when excluding loans in a loan modification qualifying period. $83M Net charge-offs for Q1 2024; 2.1% of average loans in repayment (annualized). • Encouraged by the early performance of our new loss mitigation programs. • Observing continued improvement in our roll to default rates as well as positive performance trends in all stages of delinquencies. 1.5% Percentage of Private Education Loans in an extended grace period for Q1 2024(2); 1.0% of loans in hardship and other forbearance in Q1 2024. Additional Key Performance Metrics Credit Performance Deposit portfolio balances at the end of Q1 2024 were 3% lower than YE 2023; Q1 2024 mix of brokered vs. retail and other is approximately 49% and 51%, respectively. 2% Uninsured deposits as a percentage of total deposits as of 3/31/2024. $135M Unrealized losses on marketable securities portfolio as of 3/31/2024. 40 bps Approximate regulatory capital charge that would result if losses were realized. Funding & LiquidityLoan Sales $2.1B Private Education Loans, including $1.95 billion of principal and $151 million in capitalized interest, sold to an unaffiliated third party in Q1 2024.

5 Outstanding financial track record with strong EPS performance and ROCE Well-positioned in large and growing private student loan market, with powerful brand recognition and attractive client base Consistent profitability, balance sheet strength and strong risk and compliance functions to mitigate enterprise-wide risk and support resiliency of results Rigorous and consistent capital allocation and return program in place to enhance shareholder value A Compelling Investment Opportunity Significant potential for profitable growth and shareholder returns nearing conclusion of CECL Phase-in Period

6 57% 2023 full-year market share of private student lending marketplace(4) 65.6% Return on Common Equity* 6% Private Education Loan Originations Growth in Q1 2024 compared to year-ago period* 91% Cosigner Rate* 2.14% Q1 2024 Net Charge-offs as a percentage of Avg. Loans(5) in Repayment (annualized).* 748 Average FICO(6) at Approval* Top ranked and highly recognized brand Industry leading and award-winning technologies Well funded with sufficient liquidity, capital, and loan loss reserves Sallie Mae is the market-leading brand for private education loans driven by brand recognition, rigorous underwriting methodology and industry-leading customer service. 2,100+ actively managed university relationships across the U.S.(3) Appears on 98% of preferred lender lists(3) Largest salesforce in the student loan industry Sallie Mae is an Outstanding Franchise * Metrics are for Q1 2024, unless otherwise shown.

7 Progress on Our Value Creation Journey Three years ago, we set course on a strategy that we believed could create significant value – Maintain a “flattish” balance sheet by selling loans and buying back shares Capitalize on valuation disconnect that exists between whole loan and equity prices • Sold ~$15 billion in whole loans at an average price of approximately 110% as of March 31, 2024. • Used portion of loan sale proceeds and capital released to buy back approximately 210 million shares of the Company at an average price of $15.95 through Q1 2024, which equates to approximately 50% of the shares outstanding at the beginning of 2020. Manage the capital requirements of CECL during the phase-in period • As of March 31, 2024, have phased approximately $630 million of the approximately $840 million of adjusted transition amounts required over a 4- year period (beginning in January 2022) into regulatory capital ratios. • Approximately $210 million of capital allocated to the transition each year with the final transition amount to occur in January 2025. LOAN SALE ARBITRAGE CAPITAL MANAGEMENT FOCUS ON HIGH ROCE LOANS IS AT THE CENTER OF OUR STRATEGY

8 Providing Customers with Financial Backing, Information and Tools to Achieve Their Goals SALLIE MAE BANK Offers traditional savings products • High-yield savings accounts • Money market accounts • Certificates of deposit Originates Private Education Loans Owns portfolio that includes loans insured or guaranteed under the previously existing Federal Family Education Loan Program PRIVATE EDUCATION LOANS Smart Option Student Loans Emphasize in-school payment features that can produce shorter terms and reduce customers’ total finance charges Graduate Student Loans Six loan products for specific graduate programs of study SLM Portfolio

9 Private Education Loan Portfolio High Quality Private Education Loan Portfolio $21B Loans 29% Variable 71% Fixed Portfolio Interest Rate Type 47% Deferred 35% Fixed Pay 18% Interest Only $18.5B Loans Customer FICO at Original Approval(6) 45% 750+ 8% <670 15% 670-699 32% 700-749 FICO 748 Weighted Avg. 28% 2023 3% Pre 2014 2% 2014 4% 2015 4% 2016 5% 2017 5% 2018 7% 2019 7% 2020 12% 2021 19% 2022 $21B Loans As of 3/31/2024 4% 2024 Originations Vintage(7) Smart Option Payment Type

10 Interest Only loans Require full interest payments during in-school, grace, and deferment periods Fixed Pay loans Require $25 fixed payments during in-school, grace, and deferment periods Deferred loans Do not require payments during in-school and grace periods The Smart Option Loan product, introduced in 2009, consists of: Sallie Mae’s Smart Option Loan • Smart Option payment option may not be changed after selected at origination • Fixed-rate loans or variable- rate loans • Consumer credit underwriting, with minimum FICO, custom credit score model and judgmental underwriting • Marketed primarily through the school channel and also directly to consumers, with all loansA certified by and disbursed directly to schools • Qualified education loans are non- dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship” A Bar Study, and Residency and Relocation loans are exceptions.

11 More Personalized, Flexible Financing Options that Set Students Up for Success WE BELIEVE WE ARE WELL POSITIONED TO CAPTURE MARKET SHARE THROUGH COMPELLING OFFERINGS Sallie Mae Federal Student Loan Program U nd er gr ad ua te Loan Program Smart Option Student Loan Federal Direct Loan (Subsidized & Unsubsidized) Parent Plus Loan Limits $1,000 - Cost of Attendance No aggregate limits Yr. 1 - $5,500 ($3,500 > subsidized) Yr. 2 - $6,500 ($4,500 > subsidized) Yr. 3+ - $7,500 ($5,500 > subsidized) $31,000 Aggregate ($23,000 > subsidized) No Limit Interest Rates (as of 5/6/24) Variable: S + 1.250% - S + 12.375% Fixed: 4.750% - 16.530% 5.50% 8.05% Origination Fees (as of 5/6/24) 0% 1.06% 4.23% Repayment Types IO / Fixed Pay / Deferred Deferred Immediate P&I / Deferred Repayment Terms 10 - 15 Years 10 Years (extended repayment 20 or 25 years) 10 Years (extended repayment 20 or 25 years) G ra du at e Loan Program Graduate Product Suite (MBA, Medical, Dental, Law, Health Professions, General Grad) Federal Direct Loan (Unsubsidized only) Graduate Plus Loan Limits $1,000 - Cost of Attendance No aggregate limits $20,500 Per Year $138,500 Aggregate ($65,000 > subsidized - including undergraduate subsidized only) No Limit Interest Rates (as of 5/6/24) Variable: S+ 1.750% - S + 11.625% Fixed: 5.240% - 15.000% 7.05% 8.05% Origination Fees (as of 5/6/24) 0% 1.05% 4.23% Repayment Types IO / Fixed Pay / Deferred Deferred Deferred Repayment Terms 15 Years - MBA, HP, General Grad, Law 20 Years - Medical & Dental 10 Years (extended repayment 20 or 25 years) 10 Years (extended repayment 20 or 25 years) Products designed to meet the needs of all students Developing unique and innovative products to diversify portfolio Medical General Studies Dental Health Professions MBA Undergraduate Law

12 STRATEGIES TO MAXIMIZE REVENUE STRATEGIES TO MANAGE UNIT COSTS Our Proven Strategy Aims to Maximize the Profitability and Growth of the Core Business Drive penetration at all schools Increase market share by bridging gaps in student funding needs Enhance risk-adjusted pricing and underwriting Improve marketing, digital, and data capabilities Maintain strong focus on fixed cost discipline Drive towards reducing both the unit cost of servicing and the unit cost of acquisitions Improve third-party vendor cost management Drive towards strong operating leverage

13 v Optimize the Value of the Brand and Attractive Client Base We know our customers’ finances, payment patterns, and indebtedness We have relationships and knowledge to assist our customers with their next step: post-graduation plans, jobs, future financial needs We are there for our customers during and after their important transition to adulthood Ensure products and services are consistent with our core mission and drive customer value Build products and services that leverage our customer affiliation Prioritize partnerships and other capital efficient avenues of growth Look for opportunities to optimize ROI WHAT WE DO

14 Strong Balance Sheet & Recurring Earnings Growth Loan Sales & Capital Return Enhancing Shareholder Value Through Disciplined Balance Sheet Growth and Strategic Capital Return Expected to drive recurring revenue and lead to steady double-digit earnings per share growth with balance sheet expansion.(8) Expected to support a consistent dividend with the potential for future growth.(8)(9) Regular loan sales are expected to be utilized as a tool to moderate balance sheet growth.(8) Expected to continue expanding capacity for return of capital through continued share repurchases and other forms of capital return.(8)

15 Consumers Increasingly Rely on Borrowed Funds to Finance the Cost of a Higher Education 4 in 10 families Student borrowing is more prevalent than parent borrowing. Borrowing rates vary by school type USED BORROWED FUNDS IN AY 2022-23 SOURCE: How America Pays for College 2023 Families’ out-of-pocket contributions covered half of college costs $229B Family Contribution $145B Grants $12B Other $15B Private Education Loans Higher Education Spend(10) (Academic Year 2022-2023) $83B Federal & State Loans $485B Total 56% only the student borrowed 32% only the parent borrowed 12% both borrowed 45% of 4-year private school families borrowed 41% of 4-year public school families borrowed 25% of 2-year school families borrowed of costs covered by families’ out-of-pocket contributions of costs covered by scholarships and grants of costs covered by borrowed funds of costs covered by relatives and friends 50% 29% 19% 2%

16 $5,321 $5,423 $5,975 $6,383 2020 2021 2022 2023 2024 87%748 56% 86%747 57% 86%750 59% Private Education Loan Trends First quarter 2024 originations at approximately $2.6 billion, 6% higher than the year-ago quarter. Q1 2024 application and origination volume for underclassmen continues to increase, with applications increasing 3% from Q1 2023 and originations increasing 8% from Q1 2023. Average FICO at Approval(6) In School Payment CosignedPrivate Education Loan Originations(11) 10% 7% 6% 748 Average FICO at Approval(6) 55% In School Payment 91% Cosigned Q1 2024 746 Average FICO at Approval(6) 56% In School Payment 89% Cosigned Q1 2023 2% 86%749 60% $2,582 $2,441 Q1 Full Year * * The shaded block representing full year 2024 originations is a projected estimate. These estimates and related comments constitute forward-looking statements and are based on Q1 2024 performance and management’s current expectations and beliefs. There can be no guarantee as to whether and to what extent these estimates will be achieved. The Company undertakes no obligation to revise or release any revision or update to these forward-looking statements. See our Forward-Looking Statements disclosures on pg. 2 for more information

17 As of 3/31/2024 Funding Strategy 19% Long-term Borrowings 27% Brokered (Fixed) 14% Retail (HSA & 529) 27% Retail (MMDA & CD) 13% Brokered (Variable) • Our total deposits of $20.9 billion were comprised of $10.3 billion in brokered deposits and $10.6 billion in retail and other deposits at March 31, 2024. • Interest-bearing deposits consist of retail and brokered non- maturity savings deposits, retail and brokered non-maturity money market deposits, and retail and brokered certificates of deposit. Also included are deposits from Educational 529 and Health Savings plans that diversify our funding sources. • There were $492 million of deposits exceeding FDIC insurance limits at the end of Q1 2024. Diversified Funding Optimizes Net Interest Margin $25.9B Total Funding Long-Term Funding Outstanding borrowings consist of unsecured debt and secured borrowings issued through our term asset-backed securitization program, totaling $1 billion and $4 billion, respectively, as of March 31, 2024. Deposits

18 Improving Political Environment A Focus on Federal Lending National policymakers are focused on addressing federal student lending issues and reform, including: • Federal loan forgiveness • Federal PLUS limits • Enhanced federal repayment programs • FAFSA roll out We believe the current environment presents opportunity for meaningful reform to the federal student loan program:  Attention is on the federal student loan program  Increased focus on implementing limits to federal loans 77% 23% 87% 13% There should be a limit on how much debt federal student loan borrowers can take on. 87% believe / 13% do not believe * Data derived from 2023 survey of 1,000 registered voters performed by The Global Strategies Group for Center Forward. College costs have risen because people can borrow from the government whatever a school says it costs to attend. 77% agree / 23% do not agree PUBLIC CONCERN WITH UNLIMITED FEDERAL LENDING*

19 v 45,225 kW-hrs Electricity saved by recycling efforts. 42.6% Waste diversion rate. 95% Percentage of customers opted into electronic statements. Renewable Energy Certificates purchased in 2023 offset electricity use at our two largest locations. Our business and ESG strategy are deeply integrated and aligned with our mission to power confidence as students and families pursue their unique journeys to, through, and immediately after higher education. This approach positions our company to make significant social impact and reinforces the strength and value of our franchise. Responsible and Ethical Business Reducing Our Environmental Footprint Voted one of the Best Companies to Work For in 2023 by U.S. News and World Report. $1M Research endowment to Delaware State University to fund a 3-year Persistence & Completion Pilot Program. >$254K Tuition reimbursement to team members continuing to pursue higher education. $1.247M Scholarships awarded to help students from under resourced and underrepresented communities' access and complete higher education. Supporting Our Customers, Our Communities, and Our People Powering Responsible Corporate Governance 50% Board diversity as defined by Nasdaq’s diversity standards. 42% Directors appointed within the last 5 years, providing fresh perspectives. Operational & Compliance Risk Committee oversight of corporate information security programs. Nominations & Governance Committee oversight of ESG matters & reporting. SOURCE: Sallie Mae’s 2023 Environmental, Social, and Governance Report, published April 2024 and as of 12/31/2023

20 ABS Supplement

21 Sallie Mae Bank ABS Summary* (6) * Pool characteristics as of the Statistical Cutoff Date for the respective transaction. (12) (6)

22 Sallie Mae Bank ABS Structures (13) (14) (6)

23 Appendix

24 Q1 2024 Q4 2023 Q1 2023 Income Statement ($ Millions) Total interest income $664 $669 $638 Total interest expense 277 283 233 Net Interest Income 387 386 405 Less: provisions for credit losses 12 16 114 Total non-interest income 174 57 22 Total non-interest expenses 162 202 157 Income tax expense 97 57 37 Net Income 290 168 119 Preferred stock dividends 5 5 4 Net income attributable to common stock 285 164 114 Ending Balances ($ Millions) Private Education Loans held for investment, net $19,688 $19,772 $20,498 FFELP Loans held for investment, net 513 534 590 Deposits $20,903 $21,653 $21,804 Brokered 10,289 10,275 10,275 Retail and other 10,614 11,378 11,529 Q1 2024 Q4 2023 Q1 2023 Key Performance Metrics Net Interest Margin 5.49% 5.37% 5.70% Yield—Total Interest-earning assets 9.41% 9.30% 8.97% Private Education Loans 11.01% 11.02% 10.66% Cost of Funds 4.18% 4.17% 3.47% Return on Assets (“ROA”)(15) 4.1% 2.3% 1.7% Return on Common Equity (“ROCE”)(1) 65.6% 40.2% 30.5% Private Education Loan Sales $2,100 $1,100 $ - Per Common Share GAAP diluted earnings per common share $1.27 $0.72 $0.47 Average common and common equivalent shares outstanding (millions) 224 227 244 Quarterly Financial Highlights

25 Credit Performance(16)(17)(18)(19) Private Education Loans Held for Investment ($ Thousands) Balance % Balance % Balance % Loans in repayment and percentage of each status: Loans current 14,451,606$ 96.6% 14,809,271$ 96.1% 15,446,182$ 96.6% Loans delinquent 30-59 days 240,035 1.6% 298,751 1.9% 267,000 1.7% Loans delinquent 60-89 days 133,921 0.9% 151,017 1.0% 140,786 0.9% Loans 90 days or greater past due 136,130 0.9% 150,775 1.0% 136,491 0.8% Total private education loans in repayment 14,961,692$ 100.0% 15,409,814$ 100.0% 15,990,459$ 100.0% Delinquencies as % of loans in repayment 3.4% 3.9% 3.4% Delinquencies, excluding those loans within a loan modification qualifying period, as a % of loans in repayment(20) 2.7% 3.2% 3.1% Loans in forbearance 387,957$ 324,039$ 221,158$ Percentage of loans in forbearance: Percentage of loans in an extended grace period(2) 1.5% 1.1% 0.4% Percentage of loans in hardship and other circumstances(21) 1.0% 1.0% 1.0% Allowance as a % of the ending loans in repayment and accrued interest to be capitalized on loans in repayment 8.7% 8.4% 9.0% Net charge-offs as a % of average loans in repayment (annualized) 2.14% 2.43% 2.11% MAR. 31, 2024 DEC. 31, 2023 MAR. 31, 2023 Quarters Ended

26 Factors affecting the Provision for Credit Losses 1st Quarter 2024 Allowance for Credit Losses Consolidated Statements of Income – Provision for Credit Losses Reconciliation • Sale of $2.1 billion of Private Education loans in the quarter released $133 million in allowance and resulted in an overall reduction to provision for the period. • Provision was also impacted by the increase to unfunded loan commitments in the first quarter. Unfunded commitments were up almost 50% in the 1st quarter of 2024 as compared to the 4th quarter of 2023. Quarter Ended March 31, 2024 ($ THOUSANDS) ACTIVITY Private Education Loan provision for credit losses: Provision for loan losses (38,728)$ Provision for unfunded loan commitments 50,686 Total Private Education Loan provisions for credit losses 11,958$ Other Impacts to the provision for credit losses: FFELP Loans 83$ Provisions for credit losses reported in consolidated statements of income 12,041$

27Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. 1. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 2. We calculate the percentage of loans in an extended grace period forbearance as the ratio of (a) Private Education Loans in forbearance in an extended grace period numerator to (b) Private Education Loans in repayment and forbearance denominator. An extended grace period aligns with The Office of the Comptroller of the Currency definition of an additional, consecutive, one- time period during which no payment is required for up to six months after the initial grace period. We typically grant this extended grace period to customers who may be having difficulty finding employment before the full principal and interest repayment period starts or once it has begun. 3. Based on internal Company statistics. 4. Source: Enterval CBA Report (https://www.enterval.com/) for full-year 2023 as of December 2023. Based on Full Market. 5. Statistic considers portfolio Private Education Loans only and is presented as an annualized number, as of March 31, 2024. 6. Represents the higher credit score of the cosigner or the borrower. 7. By year of origination approval. 8. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 9. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 10. Enrollment data from NCES Digest of education statistics (various tables). Cost data included from College Board 2023 Trends in College Pricing and 2023 Trends in Student Aid. Total market is based on internal company statistics that include inputs from government projections. These projections were updated in the fourth quarter of 2023. 11. Originations represent loans that were funded or acquired during the period presented. 12. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 13. Overcollateralization for Class A & B bonds. 14. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 15. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 16. For Private Education Loans on this slide, “loans in repayment” include loans making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period (but do not include those loans while they are in forbearance). 17. For Private Education Loans on this slide, “loans in forbearance” include loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. 18. The period of delinquency is based on the number of days scheduled payments are contractually past due. 19. Accrued interest to be capitalized on loans in repayment includes interest on loans that are in repayment but have not yet entered full principal and interest repayment status after any applicable grace period (but, for purposes of the table, does not include interest on those loans while they are in forbearance). 20. This metric excludes loans in a loan modification qualifying period. When giving a customer facing financial difficulty an interest rate reduction under our programs, we evaluate their ability to pay and provide customized repayment terms based upon their financial condition. As part of demonstrating the ability and willingness to pay, the customer must make three consecutive monthly payments at the reduced payment to qualify for the program. After successfully completing the qualifying period (if eligible), borrowers will have their interest rate reduced, term extended and be brought current, consistent with established loan program servicing policies and procedures. 21. We calculate the percentage of loans in hardship and other forbearances as the ratio of (a) Private Education Loans in hardship and other forbearances (excluding loans in an extended grace period) numerator to (b) Private Education Loans in repayment and forbearance denominator. If the customer is in financial hardship, we work with the customer and/or cosigner and identify any available alternative arrangements designed to reduce monthly payment obligations, which may include a short-term hardship forbearance. Footnotes